                                                                 Exhibit (a)(3)

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                       (INCLUDING THE ASSOCIATED RIGHTS)
                                       OF

                          ROLLINS TRUCK LEASING CORP.
                                       TO

                          SUN ACQUISITION CORPORATION
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                         PENSKE TRUCK LEASING CO., L.P.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
      TIME, ON WEDNESDAY, FEBRUARY 21, 2001, UNLESS THE OFFER IS EXTENDED.

     This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) (i) if certificates for the Shares (as defined below) are not immediately available, (ii) if the procedure for book-entry transfer cannot be completed before the Expiration Date (as defined in Section 1 of the Offer to Purchase described below), or (iii) if time will not permit all required documents to reach the Depositary before the Expiration Date. This form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary. See Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                             BANKERS TRUST COMPANY

             BY MAIL:                           BY HAND:                BY OVERNIGHT MAIL OR COURIER:
   BT Services Tennessee, Inc.           Bankers Trust Company           BT Services Tennessee, Inc.
       Reorganization Unit         Corporate Trust & Agency Services  Corporate Trust & Agency Services
         P.O. Box 292737            Attn: Reorganization Department          Reorganization Unit
     Nashville, TN 37229-2737          Receipt & Delivery Window           648 Grassmere Park Road
                                    123 Washington Street, 1st Floor         Nashville, TN 37211
                                           New York, NY 10006
                                                                             Confirm by Telephone
                                                                                (615) 835-3572

                          BY FACSIMILE TRANSMISSIONS:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)

                                 (615) 835-3701

                                FOR INFORMATION:

                                 (800) 735-7777

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Sun Acquisition Corporation, a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of Penske Truck Leasing Co., L.P., a Delaware limited partnership ("Parent"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated January 24, 2001 and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares set forth below of the common stock, par value $1.00 per share (the "Common Stock"), together with the associated rights (the "Rights" and collectively with the Common Stock, the "Shares"), of Rollins Truck Leasing Corp., a Delaware corporation (the "Company"), pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Signature(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name(s) of Record Holder(s)
--------------------------------------------------------------------------------
                              PLEASE PRINT OR TYPE

Number of Shares
--------------------------------------------------------------------------------

Certificate No.(s) (If Available)
--------------------------------------------------------------------------------

Dated
------------, 2001

Address(es)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          (INCLUDE ZIP CODE)

Area Code and Tel. No.(s)
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Taxpayer Identification or Social Security Number
-----------------------------------------------------------------------

Check box if Shares will be tendered by book-entry transfer: [ ]

Account Number
--------------------------------------------------------------------------------

                THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three trading days (as defined in the Offer to Purchase) after the date hereof.

--------------------------------------------------------------------------------
                                  NAME OF FIRM

--------------------------------------------------------------------------------
                                    ADDRESS

--------------------------------------------------------------------------------
                                                                        ZIP CODE

Area Code and Tel. No.:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE
Name:
--------------------------------------------------------------------------------
                              PLEASE PRINT OR TYPE

Title:
--------------------------------------------------------------------------------

Date:
------------------------ , 2001

NOTE: DO NOT SEND CERTIFICATES FOR THE SHARES WITH THIS NOTICE. CERTIFICATES
      SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

                                        3